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                                                                EXHIBIT 4.1


                                 [CERTIFICATE]

COMMON STOCK                                                       COMMON STOCK
NUMBER                                                                   SHARES

THIS CERTIFICATE IS TRANSFERRABLE
IN BOSTON, MA AND NEW YORK, NY

                                     BEST!
                              BEST SOFTWARE, INC.
          Incorporated under the laws of the Commonwealth of Virginia.

                                                             CUSIP 086579 10 9
                                           SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT:

IS THE OWNER OF:


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF

                              BEST SOFTWARE, INC.

        The shares represented by this certificate are transferrable only on the stock transfer books of the corporation by the holder of record hereof in person, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions contained in the corporation's official corporate papers filed with the Virginia State Corporation Commission (copies of which are on file with the Transfer Agent), to all of the provisions the holder, by acceptance hereof, assents.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        In Witness Whereof, Best Software, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED:

/s/ TIMOTHY A. DAVENPORT                                  /s/ SHELLEY W. REBACK
PRESIDENT                                                             SECRETARY
                                     [SEAL]



                                        Countersigned and Registered
                                        BANKBOSTON, N.A.
                                        Transfer Agent and Registrar
                                        [SIG]
                                        Authorized Signature
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                              BEST SOFTWARE, INC.

     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common
     UNIF TRAN MIN ACT  -- ___________ Custodian _________________
                            (Cust)                 (Minor)
                           under the Uniform Transfers to Minors Act of
                           _________________________________________
                                     (Name)
    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________________________________ hereby sell,
                               (Name of Assignor)
assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint______________________________________________
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________   X_____________________________________________

                                 X_____________________________________________
SIGNATURE(S) GUARANTEED:          NOTICE: The signature(s) to this assignment
                                  must correspond with the name(s) as written
                                  upon the face of the certificate in every
                                  particular, without abbreviation or
______________________________    enlargement or any change whatever.
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS, AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM) PURSUANT TO S.E.C. RULE
17Ad-15.